UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 15, 2018
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01     Other Events.

Lions Gate Entertainment Corp. (“Lionsgate,” the “Company,”, “Lions Gate”, “we,” “us” or “our”) is filing this Current Report on Form 8-K to recast its historical segment information and related disclosures, originally contained in its Annual Report on Form 10-K for the fiscal year ended March 31, 2018, filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2018 (the “Form 10-K”), for changes in the Company's segment reporting to conform to its current presentation.

As described in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018 filed with the SEC on August 9, 2018 (the “Form 10-Q”), during the first quarter of fiscal 2019, the Company reorganized its operational reporting of the Television Production segment to include the production and licensing to Starz Networks of Starz original series (previously produced by and included in the Media Networks segment) and the ancillary market distribution of Starz original productions and licensed product (also previously included in the Media Networks segment). This reorganization aligns the segment presentation of the Starz original product to be consistent with the Company's other television productions included in the Television Production segment. This alignment of operational reporting and business operations will allow our chief operating decision maker to review all of the Company's television production related activity in a consistent manner, and as part of one segment (i.e., the Television Production segment). The changes resulting from the segment reorganization are as follows: (i) the Television Production segment includes licensing revenues from the licensing of Starz original series productions to Starz Networks which are eliminated in consolidation as intersegment transactions; and (ii) the Television Production segment now includes the associated ancillary market distribution of Starz original productions and licensed product that were previously included in Content and Other within the Media Networks segment.

The change in the reportable segments did not impact the Company's previously reported consolidated financial position, results of operations, and cash flows. Lionsgate has recast the presentation of the segment information for the fiscal years ended March 31, 2018, 2017 and 2016, originally included in the Form 10-K, to be consistent with the reorganized segment structure. The segment-specific information in this exhibit is consistent with the presentation of reportable segments included in the Form 10-Q and is consistent with how the Company expects to present segment information in future filings.

The following Items which were included in the Form 10-K are being revised, as attached in Exhibit 99.1, to reflect the changes described in the preceding paragraphs:

•	Part I. Item 1. Business;

•	Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II. Item 8. Financial Statements and Supplementary Data; and

•
Part IV. Item 15. Exhibits, Financial Statement Schedules (only as to the Auditors’ Report and Consolidated Financial Statements and Notes thereto which appear in a separate section beginning on page F-1 following Part IV (the index to our Consolidated Financial Statements is included in Item 15)).

This filing does not reflect any subsequent information or events occurring after the May 24, 2018 filing date of the Form 10-K, other than the adjustments described in the preceding paragraphs of this Item 8.01. More current information is contained in the Form 10-Q and other filings with the SEC made by the Company subsequent to August 9, 2018, the date of filing of the Form 10-Q (the “Subsequent Filings”). This Form 8-K should be read in conjunction with the Form 10-Q and such Subsequent Filings, as the Form 10-Q and the Subsequent Filings contain information regarding events and developments that have occurred since the filings of the Form 10-K and the Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description
	23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
	99.1	Revisions to Lions Gate's Annual Report on Form 10-K for the fiscal year ended March 31, 2018:
Revised Part I. Item 1. Business;
Revised Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;
Revised Part II. Item 8. Financial Statements and Supplementary Data; and
Revised Part IV. Item 15. Exhibits, Financial Statement Schedules.
101
The following materials from the Company's Annual Report on Form 10-K for the year ended March 31, 2018 formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Income, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Equity, (v) the Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 15, 2018	LIONS GATE ENTERTAINMENT CORP.

/s/ James W. Barge
James W. Barge
Chief Financial Officer